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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):   April 20, 2000




                      AMERICAN EDUCATIONAL PRODUCTS, INC.
                    --------------------------------------
            (Exact name of registrant as specified in its charter)




COLORADO                           0-16310                         84-1012129
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(State or other            (Commission file number)          (Employer Identi-
incorporation                                                    fication No.)




           6550 Gunpark Drive, Suite 200, Boulder, Colorado    80301
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          (Address of principal executive offices)         (Zip Code)



      Registrant's telephone number, including area code:  (303) 527-3230
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          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 1:   CHANGES IN CONTROL OF REGISTRANT
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     Based upon information provided to Registrant, on March 28, 2000, G.  C.
Associates Holdings Corp. ("GC") acquired, in the open market, a number of shares of Common Stock of Registrant such that, when added to the shares already owned by GC, as of that date GC owned 57.5% of the voting stock of Registrant; the consideration for such purchase was derived from GC's working capital.

     In connection with GC's request to reconstitute the Board to reflect its ownership, effective April 20, 2000 the number of currently serving directors of Registrant was reduced from seven to three as a result of the voluntary resignation of four members, Stephen G. Calandrella, Wayne Kirschling, Clifford L. Neuman and Robert A. Scott. Representatives of GC comprise a majority of the continuing directors, thereby effecting a change in control of Registrant. In connection with the resignations, Registrant entered into agreements providing for indemnification and mutual releases, to the extent legally permissible, as well as the payment of a stipend for each director's past service to Registrant. In addition, as of April 20, 2000, Registrant acquired from such directors, for cash, all stock options previously granted to them at a price per share of $9.25 (the last trade of Registrant's Common Stock on NASDAQ on April 19, 2000) less the exercise price of the respective options.

     Based upon information provided to Registrant, effective April 20, 2000, GC acquired from the resigning directors an aggregate of 39,830 shares of Common Stock of Registrant at $9.25 per share in cash. Based upon information provided to Registrant, funds used to acquire such shares were derived from GC's working capital. As of April 20, 2000, GC's ownership of the outstanding voting stock of Registrant increased to 61.2%.

ITEM 7:   EXHIBITS
-------   --------

1.0  Indemnification Agreement and Release between the Registrant and Robert
     A. Scott

2.0 Indemnification Agreement and Release between the Registrant and Wayne Kirschling

3.0  Indemnification Agreement and Release between the Registrant and Stephen
     G. Calandrella

4.   Indemnification Agreement and Release between the Registrant and Clifford
     L. Neuman

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN EDUCATIONAL PRODUCTS, INC.



Dated:     April 24, 2000          By:  /s/ Clifford C. Thygesen
                                        -----------------------------------
                                        Clifford C. Thygesen, President